Going Concern	12 Months Ended
Dec. 31, 2022
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

As of December 31, 2022, the Group had cash and cash equivalents and restricted cash of a total of US$ 211.9 million and had restricted cash of US$0.1 million as of December 31, 2022. The restricted cash primarily represents bank deposits due to legal disputes. The Group’s net cash flow used in operating activities for the years ended December 31, 2022, 2021 and 2020 were US$ 178.0 million, US$6.1 million and US$0.7 million. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

The Group’s principal source of cash came from PIPE investors. Most of its cash resources were used to payment to related parties, payment to suppliers, the procurement of vehicles, the procurement of equipment and property, and payments for payroll and rental expenses, etc. The Group begins to generate revenue in 2023 and 2024, and the Group is exploring new revenue streams and diversifying products or service offerings. The Group has entered into a joint venture agreement with W Motors Automotive Group Holding Limited on January 14, 2024 to form a joint venture company engaging in a wide range of automotive related businesses. The Group’s future operations are dependent upon equity or debt financing and its ability to generate profits through operations at an indeterminate time in the future. In addition, the Group will need to maintain its operating costs at a level through strictly cost control and budget to ensure operating costs will not exceed such aforementioned sources of funds in order to continue as a going concern for a period within one year after the issuance of its consolidated financial statements. The Group cannot assure that it will be successful in completing an equity or debt financing or in achieving or maintaining profitability in the near term. The Group’s financial statements do not give effect to any adjustments relating to the carrying values and classification of assets and liabilities that would be necessary should the Group be unable to continue as a going concern.